Exhibit 99.3 Second Quarter 2023 Financial Results Presentation July 26, 2023 Quarterly Earnings Report

Second Quarter Snapshot 2Q23 RESULTS millions, except per share and ratios NET REVENUE NET EARNINGS EPS 2Q23: GAAP & NON-GAAP $1,051 2Q23: GAAP $1.10 & NON-GAAP $1.20 2Q23: GAAP $125 & NON-GAAP $136 YTD: GAAP & NON-GAAP $2,158 YTD: GAAP $273 & NON-GAAP $298 YTD: GAAP $2.38 & NON-GAAP $2.59 ANNUALIZED ROTCE* BOOK VALUE PER SHARE ANNUALIZED ROCE TBV $30.64 BV $44.41 2Q23:GAAP 10.7% & NON-GAAP 11.6% 2Q23: GAAP 15.5% NON-GAAP 16.8% YTD: GAAP 16.9% NON-GAAP 18.4% YTD: GAAP 11.7% & NON-GAAP 12.8% * Please see our definition of ROTCE in our second quarter 2023 earnings release HIGHLIGHTS Ranked #1 by J.D. Power Increased Deposits For Employee Advisor Satisfaction By $1.0 billion Record Repurchased Global Wealth Management Revenue 1.5 million Common Shares 3rd Highest Continued Recruiting Net Interest Income Strength Quarterly Earnings Report 1

Variance to Consensus Estimates Second Quarter Results Variance to Consensus Estimates Commentary on Variance to Analyst Estimates ■ Commissions & Principal Transactions: (in Millions, except diluted EPS and share data) 2Q23 2Q23 Mean % ∆ Revenues Non-GAAP ANALYST ■ Stronger Revenue from GWM & Institutional Equity Commissions + Principal transactions $271 $267 1% Investment banking $167 $185 (10%) ■ Investment Banking: Asset management and service fees $320 $320 0% ■ Four Transactions, Worth Approximately $18 million in Net interest $292 $295 (1%) Fees, Delayed at End of 2Q23 Net revenues $1,051 $1,071 (2%) ■ Anticipated to Close in 3Q23 Non-interest expenses Compensation and benefits 609 618 1% ■ Net Interest Income Compensation Ratio 58.0% 57.7% (30 bps) ■ Decline in Interest Earning Assets Non-compensation expenses 245 235 4% ■ Cash Sorting Total non-interest expenses 854 853 0% Income before income taxes 196 218 (10%) ■ Compensation Ratio Tax Rate 25.9% 25.7% 1% ■ Weakness in Institutional Business Net Income $146 $162 (10%) ■ Non-compensation Expense: Diluted Operating EPS $1.20 $1.33 (10%) ■ Increased Marketing Spend ■ Increased FDIC Insurance Cost Quarterly Earnings Report 2

Recognition for Wealth Management Platform Quarterly Earnings Report 3

Second Quarter Results

STIFEL

FINANCIAL RESULTS

millions	2Q23	Y/Y Change	Sequential Change	2023 YTD	VS 2022 YTD
Global Wealth Management	$758	9%	0%	$1,515	10%
Institutional	276	-33%	-17%	609	-28%
Other	16	n/m	-4%	33	n/m
Net revenue	**1,051**	**-5%**	**-5%**	**2,158**	**-3%**
Compensation expense	609	-5%	-5%	1,251	-4%
Operating expense[1]	237	9%	2%	470	12%
Provision for credit loss[2]	8	-39%	59%	13	-39%
Pre-tax pre-provision income	**204**	**-17%**	**-12%**	**437**	**-12%**
Pre-tax income	**197**	**-17%**	**-14%**	**424**	**-11%**
Taxes	51	-18%	-10%	108	-10%
Net income	**146**	**-16%**	**-15%**	**316**	**-12%**
Preferred dividends	9	0%	0%	19	0%
Net income available to common shareholders	136	-17%	-16%	298	-12%
Diluted EPS	**$1.20**	**-14%**	**-14%**	**$2.59**	**-10%**
Compensation ratio	58.0%	-10 bps	0 bps	58.0%	-80 bps
Operating expense ratio[3]	22.6%	300 bps	160 bps	21.8%	220 bps
Pre-tax operating margin	18.7%	-250 bps	-180 bps	19.6%	-190 bps
Book value per share	$44.41	6%	2%		
Tangible book value per share	$30.64	6%	2%		
ROTCE[4]	16.8%	-480 bps	-310 bps		

(1) Operating Expense = Non-Compensation Expense – Provision for Credit Loss
(2) Provision for Credit Loss at bank subsidiary
(3) Operating Expense Ratio excludes Provision for Credit Loss
(4) Please see our definition of ROTCE in our first quarter earnings release

NET REVENUE



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
millions
$1,108
$1,045
$1,122
$1,107
$1,051
2Q22
3Q22
4Q22
1Q23
2Q23

REVENUE BRIDGE



$1,300
$1,250
$1,200
$1,150
$1,100
$1,050
$1,000
millions
$1,108
$96
$10
$7
($60)
($112)
$1,051
2Q22 Net Revenue
Net Interest Income
Trading & Other
Underwriting
Client Facilitation
Advisory
2Q23 Net Revenue

STIFEL | Quarterly Earnings Report
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Global Wealth Management

STIFEL

GLOBAL WEALTH MANAGEMENT REVENUE

millions	2Q23	Y/Y Change	Sequential Change	2023 YTD	VS 2022 YTD
Transactional	$158	-7%	-2%	$319	-8%
Asset Management	320	-3%	1%	636	-6%
Net Interest	277	42%	-2%	559	59%
Investment Banking	4	-20%	-2%	8	-19%
Other	(1)	nm	nm	(7)	nm
Total Global Wealth Management Net Revenue	$758	9%	0%	$1,515	10%
Comp. Ratio	46.7%	-340 bps	150 bps	46.0%	-580 bps
Non-Comp. Ratio	13.7%	-110 bps	60 bps	13.3%	-80 bps
Provision for credit loss	$8	-39%	59%	$13	-39%
Pre-tax Margin	39.6%	450 bps	-210 bps	40.7%	660 bps
Pre-tax Pre-provision Margin	40.6%	380 bps	-180 bps	41.5%	600 bps

FINANCIAL ADVISOR & CLIENT ASSET METRICS

millions	2Q23	Y/Y	Sequential Change
Financial Advisors	2,260	1%	1%
Independent Contractors	109	9%	7%
Total Financial Advisors	2,369	2%	1%
Client AUA	$417,669	11%	3%
Fee-based Client Assets	$154,538	9%	3%
Private Client Fee-based Client Assets	$135,606	10%	3%

HIGHLIGHTS

- Ranked #1 by J.D. Power For Employee Advisor Satisfaction
- Record Quarterly & First Half Net Revenue
- Third Highest Quarterly Net Interest Income
- Third Highest Quarterly Asset Management Revenue
- Added 46 Financial Advisors, Including 28 Experienced with Total Trailing Twelve Month Production of $24.8 million

NET REVENUE & MARGIN



Margin
44%
42%
40%
38%
36%
34%
32%
30%
$790
$765
$740
$715
$690
$665
$640
$615
$590
Net Revenue (millions)
$698
$702
$744
$757
$758
35.1%
39.9%
42.6%
41.7%
39.6%
2Q22
3Q22
4Q22
1Q23
2Q23
Net Revenue
Pre-tax Margin

STIFEL | Quarterly Earnings Report

5

Strong Bank Fundamentals NIM STABLE DESPITE RISING DEPOSIT SLOWING CASH SORTING $1,407 COSTS 6.00% $619 $586 5.00% $412M $376M $307 $292M $202M $187 $129M $94M $42 3.64% 3.57% 4.00% 3.53% 3.00% 3.00% 2.53% ($288) ($673) 2.00% ($945) ($1,076) ($1,061) 1.00% ($1,619) 0.00% Jan '23 Feb '23 Mar '23 Apr '23 May '23 Jun '23 2Q22 3Q22 4Q22 1Q23 2Q23 Sweep Smart Rate Ticketed MMF Net Interest Margin Deposit Costs Asset Yields ALLOWANCE FOR CREDIT LOSSES / TOTAL LOANS WELL CAPITALIZED UNDER STRESS SCENARIO 2.50% 12.0% 11.0% 2.00% 10.0% 9.0% 1.50% 8.0% 1.00% 7.0% 0.80% 0.75% 0.74% 0.75% 0.70% 6.0% 0.50% 5.0% 4.0% 0.00% 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 Tier 1 Ratio (incl. AOCI & HTM Losses) Tier 1 Ratio Well Capitalized Residential SBL CRE Construction C&I Unfunded / Other reserves* Total Reserve Ratio Quarterly Earnings Report 6 millions

Institutional Group INSTITUTIONAL GROUP REVENUE HIGHLIGHTS Sequential millions 2Q23 Y/Y Change 2023 YTD VS 2022 YTD Change ■ Strongest Capital Raising Revenue Since Advisory $87 -57% -43% $238 -38% 4Q21 Capital Raising $75 13% 32% $132 -2% Transactional $113 -20% -9% $237 -26% ■ Ranked #1 in Municipal Issuance in 1H23 Total Institutional Revenue* $276 -33% -17% $609 -28% with 15.7% Market Share Comp. Ratio 70.3% 1080 bps 840 bps 65.7% 670 bps ■ Increased Market Share in Equity Non-Comp. Ratio 34.4% 1160 bps 640 bps 30.9% 1000 bps Transactions Pre-tax Margin -4.7% -2240 bps -1480 bps 3.4% -1670 bps * Includes net interest, asset management, and other income EQUITIES REVENUE FIXED INCOME REVENUE $100 $200 $77 $76 $76 $160 $80 $72 $70 $136 $113 $60 $25 $120 $105 $24 $103 $101 $40 $24 $26 $30 $28 $27 $32 $45 $80 $40 $40 $20 $96 $74 $77 $71 $68 $46 $46 $52 $52 $46 $0 $0 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 Transactional Underwriting Transactional Underwriting * 2021 revenue based on annualized results through 9/30/2021 Quarterly Earnings Report 7 millions millions

Expenses Non-GAAP EXPENSE RATIOS NON-GAAP EXPENSES & PRE-TAX INCOME 65% 25% millions 2Q23 2Q22 Y/Y Change 63% 20% 61% Compensation $609 $644 -5% 15% 59% Non-compensation Expense, 57% $230 $208 11% 58.1% 58.0% 58.0% 10% 58.0% Ex. IB Gross Up & Credit Loss 55% 56.5% 5% Credit Loss Provision & IB Gross Up $15 $21 -27% 53% 51% 0% Non-compensation $245 $229 7% 2Q22 3Q22 4Q22 1Q23 2Q23 Pre-tax Income $197 $235 -17% Non-compensation Operating Ratio IB Gross up & Loan Loss Provision Compensation Ratio ANNUAL GAAP to Non-GAAP RESULTS GAAP to Non-GAAP RECONCILIATION $900 $800 (000s) 2Q23 $700 $600 GAAP Net Income $134,352 $500 $400 Preferred Dividend $9,320 $300 $200 Net Income available to common Shareholders $125,032 $100 $0 Non-GAAP After Tax Adjustments $11,224 2019 2020 2021 2022 2023* Non-GAAP Net Income Available to Common $136,256 Shareholders GAAP Net Income Available to Common Shareholders Non-GAAP After Tax Adjustments * For reconciliation of GAAP to non-GAAP expenses, refer to our second quarter 2023 earnings release. *2023 annual GAAP to non-GAAP results based on annualized results through 6/30/2023 Quarterly Earnings Report 8 millions Compensation Ratio Non-compensation Ratio

Capital Utilization FIRM-WIDE ASSETS & CAPITAL RATIOS HIGHLIGHTS $40,000 $38,598 22.0% ■ Total Assets Decreased $1.3 billion $37,298 $37,612 $37,196 $38,000 $36,476 20.0% $36,000 ■ Bank Funding Increased at CAGR of 12% Since 2019 18.0% $34,000 18.0% $32,000 ■ Repurchased 1.5 million Shares 17.6% 17.3% 16.0% 16.8% 17.0% $30,000 14.0% ■ 6.1 million Shares Remaining on Current $28,000 $26,000 12.0% Authorization $24,000 11.2% 11.1% 11.1% 11.1% 10.0% 10.9% $22,000 $20,000 8.0% 2Q22 3Q22 4Q22 1Q23 2Q23 Assets Tier 1 Leverage Tier 1 Risk Based Capital $1,600,000 DEPLOYING EXCESS CAPITAL BANK FUNDING: A TRACK RECORD of GROWTH $1,400,000 $50,000 $45,000 $1,200,000 $40,000 $1,000,000 $35,000 $800,000 $30,000 $600,000 $25,000 $20,000 $400,000 $15,000 $200,000 $10,000 $0 $5,000 2018 2019 2020 2021 2022 2023E $0 ($200,000) 2017 2018 2019 2020 2021 2022 2023* ($400,000) Capital Generated Bank Growth Common Stock Repurchases Dividends (Common & Preferred) Acquisitions Bank Deposits Available Funding *2023 based on results through 6/30/2023 *2023 Estimated Capital Generated based annualized 2Q23 Net Income plus current capital in excess of regulatory minimum. Quarterly Earnings Report 9 (000s) millions millions

Outlook Illustrates Operating Leverage Actuals Guidance 2H23 2023 millions 2022 1H23 Operating Net Revenue $3,482 $1,565 $1,700 - $1,850 $3,260 - $3,425 Global Wealth Management $1,946 $956 $1,000 - $1,050 $1,950 - $2,010 Institutional $1,536 $609 $700 - $800 $1,310 - $1,415 Net Interest Income $898 $588 $575 - $600 $1,165 - $1,188 Net Revenue* $4,391 $2,158 $2,275 - $2,450 $4,425 - $4,615 Compensation Ratio 58.0% 58.0% 58.0% 58.0% Non-Compensation Opex. Ratio** 19.6% 21.2% 19.0% - 20.0% 20.0% - 21.0% Pre-tax Margin 21.7% 19.6% 20.5% - 21.5% 20.0% - 21.0% * Net Revenue Includes Other Revenue ** Non-Compensation Opex. Ratio =Non-Compensation Expense – Credit Provision & investment Banking Gross Up / Net Revenue Quarterly Earnings Report 10

Concluding Remarks Quarterly Earnings Report

Second Quarter 2023 Financial Results Presentation July 26, 2023 Quarterly Earnings Report

Disclaimer Forward-Looking Statements This presentation may contain“forward-lookingstatements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively,“SF” or the“Company”). These statements can be identified by the use of the words“may,”“will,”“should,”“could,”“would,”“plan,”“potential,”“estimate,”“project,”“believe,”“intend,” “anticipate,”“expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect theCompany’s future results, financial condition and liquidity, see“RiskFactors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain“non-GAAP financialmeasures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a“non-GAAP financialmeasure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing theCompany’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure. Quarterly Earnings Report 13